UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021

GT Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08092	94-1620407
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9350 Wilshire Blvd. Suite 203
Beverly Hills, CA 90212
Phone: (800) 304-9888
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchangeon which registered
Common Stock, par value $0.001 per share	GTBP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On or about April 14, 2021, management of GT Biopharma, Inc. (the “Company”), after discussion with its independent registered public accounting firm Weinberg & Company, P.A. and its audit committee, identified an accounting error in the recognition of an additional loss on extinguishment of debt of $8,643,000 as a result of the June 2020 forbearance agreements that was not previously recorded (see Note 4 to the consolidated financial statements for the year ended December 31, 2020). As a result, the previously filed unaudited condensed consolidated balance sheets as of June 30, 2020 and September 30, 2020, and the related condensed consolidated statements of operations and stockholders’ deficiency, may no longer be relied upon. The Company has restated its unaudited condensed consolidated balance sheets as of June 30, 2020 and September 30, 2020 and the related condensed consolidated statements of operations and stockholders’ deficiency. The restatement did not affect the previously reported assets and liabilities in the corresponding financial statements.

The effects of the discrepancy discovered related to the accounting error on the previously filed Form 10-Q for the three and six ended June 30, 2020 are summarized as follows:

Condensed Consolidated Statement of Operations for the three months ended June 30, 2020 (unaudited)

	Previously Reported	Adjustment	As Restated
Other income (expense)	$(7,221)	$(8,643)	$(15,864)
Net loss	(8,779)	(8,643)	(17,422)
Net loss per common share - basic and diluted	$(0.12)	$(0.12)	$(0.24)

Condensed Consolidated Statement of Operations for the six months ended June 30, 2020 (unaudited)

	Previously Reported	Adjustment	As Restated
Other income (expense)	$(7,859)	$(8,643)	$(16,502)
Net loss	(10,487)	(8,643)	(19,130)
Net loss per common share - basic and diluted	$(0.15)	$(0.12)	$(0.27)

Condensed Consolidated Statement of Stockholders’ Deficit as of June 30, 2020 (unaudited)

	Previously Reported	Adjustment	As Restated
Preferred share	$3	$—	$3
Common share	75	—	75
Additional paid-in capital	550,411	8,643	559,054
Noncontrolling interest	(169)	-	(169)
Accumulated deficit	(577,819)	(8,643)	(586,462)
Total Shareholder deficit	$(27,499)	$—	$(27,499)

The effects of the discrepancy discovered related to the accounting error on the previously filed Form 10-Q for the three and nine ended September 30, 2020 are summarized as follows:

Condensed Consolidated Statement of Operations for the three months ended September 30, 2020 (unaudited)

	Previously Reported	Adjustment	As Restated
Other income (expense)	$(931)	$(8,643)	$(9,574)
Net loss	(2,876)	(8,643)	$(11,519)
Net loss per common share - basic and diluted	$(0.04)	$(1.13)	$(1.16)

Condensed Consolidated Statement of Operations for the nine months ended September 30, 2020 (unaudited)

	Previously Reported	Adjustment	As Restated
Other income (expense)	(8,790)	(8,643)	(17,433)
Net loss	(13,363)	(8,643)	(22,006)
Net loss per common share - basic and diluted	$(0.18)	$(0.12)	$(0.30)

Condensed Consolidated Statement of Stockholders’ Deficit as of September 30, 2020 (unaudited)

	Previously Reported	Adjustment	As Restated
Preferred share	$25	—	$25
Common share	78	—	78
Additional paid-in capital	550,984	8,643	559,627
Noncontrolling interest	(169)	—	(169)
Accumulated deficit	(580,695)	(8,643)	(589,338)
Total Shareholder deficit	$(29,777)	—	$(29,777)

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT Biopharma, Inc.

Dated: April 16, 2021	By:	/s/ Michael Handelman
Michael Handelman
Chief Financial Officer